NOTICE OF GUARANTEED DELIVERY FOR
                            SFX BROADCASTING, INC.


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of SFX Broadcasting, Inc. (the "Company") made pursuant to the Prospectus, dated ______________, 1996 (the "Prospectus"), if certificates for 10 3/4% Senior Subordinated Notes due 2006, Series A
(the "Series A Notes") of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by mail, hand or overnight courier to Chemical Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Series A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                                Delivery To: Chemical Bank, the Exchange Agent


 By Facsimile:                               By Mail, By Hand and                        Confirm by Telephone:
                                             Overnight Courier:
(212) 638-7380                                 Chemical Bank                                Carlos Esteves
(212) 344-9387                       Corporate Trust-Securities Window                      (212) 638-0828
                                          Room 234-North Building
                                              55 Water Street                                Sharon Lewis
                                             New York, NY 10041                             (212) 638-0454


         Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the Aggregate Principal amount of Series A Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Aggregate Principal Amount of Series A Notes tendered:
$ ____________________________________________
Certificate Nos. (if available):

______________________________________________
Aggregate Principal Amount Represented by Old             If Series A Notes will be delivered by book-entry
Certificates(s):                                          transfer to The Depository Trust Company, provide
                                                          account number.

$_____________________________________________            Account Number __________________________________

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
- -------------------------------------------------------------------------------

                                                 PLEASE SIGN HERE

X     ____________________________     ______________, 1996

X     ____________________________     ______________, 1996
      Signature(s) of Owners(s) or          Date
      Authorized Signatory

      Area Code and Telephone
      Number: _______________

         Must be signed by the holder(s) of Series A Notes as their name(s) appear(s) on certificates for Series A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                     PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):    __________________________________________________________________
            __________________________________________________________________
            __________________________________________________________________
Capacity:   __________________________________________________________________
Address(es):__________________________________________________________________
            __________________________________________________________________
            __________________________________________________________________
            __________________________________________________________________

                                   GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the aggregate principal amount of Series A Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

______________________________________     __________________________________
          Name of Firm                             Authorized Signature

______________________________________     __________________________________
            Address                                       Title

______________________________________     Name: ____________________________
                              Zip Code           (Please Type or Print)

Area Code and Tel. No. _______________     Dated: ___________________________

NOTE: DO NOT SEND CERTIFICATES FOR SERIES A NOTES WITH THIS FORM. CERTIFICATES FOR SERIES A NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.